SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 15, 2005
                                                          ---------------


                         CARMAX AUTO OWNER TRUST 2005-1


             (Exact name of registrant as specified in its charter)


Delaware                        333-107925-04              73-6359234
-------------                   -------------              ----------
(State or other                  (Commission              (IRS Employer
jurisdiction                       File No.)            Identification No.)
of incorporation)


c/o CarMax Business Services, LLC (as Servicer)
4900 Cox Road, Glen Allen, Virginia                          23060
-----------------------------------                          -----
(Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code: 804-935-4512



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                  Other Events.
                           -------------
                           On July 15, 2005, the servicer for the CarMax Owner Trust 2005-1 delivered to the indenture trustee (for the indenture trustee to forward to each Noteholder of record as of the most recent record date) and to the owner trusee (for the owner trustee to forward to each Certificateholder of record as of the most recent record date) the Statement to Noteholders and Certificateholders for the collection period ended June 30, 2005.


Item 9.01                  Financial Statements and Exhibits.
                           ----------------------------------

                           (c) Exhibits.

                           The following is filed as an exhibit to this report under Exhibit 99:

99.1 CarMax Auto Owner Trust 2005-1 Statement to Noteholders and Certificateholders for the collection period ended June 30, 2005.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         CARMAX AUTO OWNER TRUST 2005-1


                         By:   CARMAX BUSINESS
                               SERVICES, LLC,
                               as Servicer




                         By:   /s/Keith Browning
                               -----------------------
                               Keith Browning
                               Executive Vice President
                               and Chief Financial Officer






Date:  July 15, 2005

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549














                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         CARMAX AUTO OWNER TRUST 2005-1
                         ------------------------------

                                INDEX TO EXHIBITS




Exhibit
Number                              Exhibit
------                              -------


 99.1 CarMax Auto Owner Trust 2005-1 Statement to Noteholders and Certificateholders for the collection period ended June 30, 2005.